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                                                                    EXHIBIT 24

                      MISSOURI PACIFIC RAILROAD COMPANY

                              Powers of Attorney

           The undersigned, a director of Missouri Pacific Railroad Company, a Delaware corporation (the "Company"), hereby appoints each of Drew Lewis, Judy
L. Swantak and Thomas E. Whitaker his true and lawful attorney-in-fact and agent, to sign on his behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1995, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.


                                       /s/ ROBERT P. BAUMAN
                                       ---------------------------
                                          Robert P. Bauman


           The undersigned, a director of Missouri Pacific Railroad Company, a Delaware corporation (the "Company"), hereby appoints each of Drew Lewis, Judy
L. Swantak and Thomas E. Whitaker his true and lawful attorney-in-fact and agent, to sign on his behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1995, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.


                                       /s/ RICHARD B. CHENEY
                                       ---------------------------
                                          Richard B. Cheney


           The undersigned, a director of Missouri Pacific Railroad Company, a Delaware corporation (the "Company"), hereby appoints each of Drew Lewis, Judy
L. Swantak and Thomas E. Whitaker his true and lawful attorney-in-fact and agent, to sign on his behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1995, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.


                                      /s/ E. VIRGIL CONWAY
                                      ---------------------------
                                         E. Virgil Conway


           The undersigned, a director of Missouri Pacific Railroad Company, a Delaware corporation (the "Company"), hereby appoints each of Drew Lewis, Judy
L. Swantak and Thomas E. Whitaker his true and lawful attorney-in-fact and agent, to sign on his behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1995, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.


                                       /s/ RICHARD K. DAVIDSON
                                       ---------------------------
                                          Richard K. Davidson


           The undersigned, a director of Missouri Pacific Railroad Company, a Delaware corporation (the "Company"), hereby appoints each of Drew Lewis, Judy
L. Swantak and Thomas E. Whitaker his true and lawful attorney-in-fact and agent, to sign on his behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1995, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.


                                       /s/ SPENCER F. ECCLES
                                       ---------------------------
                                          Spencer F. Eccles

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           The undersigned, a director of Missouri Pacific Railroad Company, a
Delaware corporation (the "Company"), hereby appoints each of Drew Lewis, Judy
L. Swantak and Thomas E. Whitaker his true and lawful attorney-in-fact and agent, to sign on his behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1995, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.


                                       /s/ ELBRIDGE T. GERRY, JR.
                                       ---------------------------
                                          Elbridge T. Gerry, Jr.


           The undersigned, a director of Missouri Pacific Railroad Company, a Delaware corporation (the "Company"), hereby appoints each of Drew Lewis, Judy
L. Swantak and Thomas E. Whitaker his true and lawful attorney-in-fact and agent, to sign on his behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1995, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.


                                       /s/ WILLIAM H. GRAY, III
                                       ---------------------------
                                          William H. Gray, III


           The undersigned, a director of Missouri Pacific Railroad Company, a Delaware corporation (the "Company"), hereby appoints each of Drew Lewis, Judy
L. Swantak and Thomas E. Whitaker her true and lawful attorney-in-fact and agent, to sign on her behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1995, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.


                                       /s/ JUDITH RICHARDS HOPE
                                       ---------------------------
                                          Judith Richards Hope


           The undersigned, a director of Missouri Pacific Railroad Company, a Delaware corporation (the "Company"), hereby appoints each of Drew Lewis, Judy
L. Swantak and Thomas E. Whitaker his true and lawful attorney-in-fact and agent, to sign on his behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1995, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.


                                       /s/ RICHARD J. MAHONEY
                                       ---------------------------
                                          Richard J. Mahoney


           The undersigned, a director of Missouri Pacific Railroad Company, a Delaware corporation (the "Company"), hereby appoints each of Drew Lewis, Judy
L. Swantak and Thomas E. Whitaker his true and lawful attorney-in-fact and agent, to sign on his behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1995, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.


                                       /s/ L. WHITE MATTHEWS, III
                                       ---------------------------
                                          L. White Matthews, III

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           The undersigned, a director of Missouri Pacific Railroad Company, a
Delaware corporation (the "Company"), hereby appoints each of Drew Lewis, Judy
L. Swantak and Thomas E. Whitaker his true and lawful attorney-in-fact and agent, to sign on his behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1995, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.


                                       /s/ JACK L. MESSMAN
                                       ---------------------------
                                          Jack L. Messman


           The undersigned, a director of Missouri Pacific Railroad Company, a Delaware corporation (the "Company"), hereby appoints each of Drew Lewis, Judy
L. Swantak and Thomas E. Whitaker his true and lawful attorney-in-fact and agent, to sign on his behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1995, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.


                                       /s/ JOHN R. MEYER
                                       ---------------------------
                                          John R. Meyer


           The undersigned, a director of Missouri Pacific Railroad Company, a Delaware corporation (the "Company"), hereby appoints each of Drew Lewis, Judy
L. Swantak and Thomas E. Whitaker his true and lawful attorney-in-fact and agent, to sign on his behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1995, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.


                                       /s/ THOMAS A. REYNOLDS, Jr.
                                       ---------------------------
                                          Thomas A. Reynolds, Jr.


           The undersigned, a director of Missouri Pacific Railroad Company, a Delaware corporation (the "Company"), hereby appoints each of Drew Lewis, Judy
L. Swantak and Thomas E. Whitaker his true and lawful attorney-in-fact and agent, to sign on his behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1995, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.


                                     /s/ JAMES D. ROBINSON, III
                                     -----------------------------
                                        James D. Robinson, III


           The undersigned, a director of Missouri Pacific Railroad Company, a Delaware corporation (the "Company"), hereby appoints each of Drew Lewis, Judy
L. Swantak and Thomas E. Whitaker his true and lawful attorney-in-fact and agent, to sign on his behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1995, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.


                                       /s/ ROBERT W. ROTH
                                       ---------------------------
                                           Robert W. Roth
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           The undersigned, a director of Missouri Pacific Railroad Company, a
Delaware corporation (the "Company"), hereby appoints each of Drew Lewis, Judy
L. Swantak and Thomas E. Whitaker his true and lawful attorney-in-fact and agent, to sign on his behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1995, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.


                                       /s/ RICHARD D. SIMMONS
                                       ---------------------------
                                          Richard D. Simmons